                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 24, 2002
        -----------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     333-26078                  75-2402409
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                        Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
                                      ----
          (Former name or former address, if changed since last report)

Item 5. Other Events.

            On October 24, 2002, we issued a press release announcing that we received approval from The Nasdaq Stock Market to transfer the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market effective at the opening of trading on October 25, 2002. A copy of the press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.



Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.                  Description

99.1                       Press Release dated October 24, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EXEGENICS INC.
                                     (Registrant)

Dated:   October 24, 2002            By:   /s/ Ronald L. Goode
         ----------------                  ----------------------------------
                                           Ronald L. Goode
                                           President and Chief Executive Officer

                               EXHIBIT INDEX

EXHIBIT
NUMBER                  DESCRIPTION
-------                 -----------

 99.1                   Press Release dated October 24, 2002.